UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2019

ROAN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32720	83-1984112
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14701 Hertz Quail Springs Pkwy

Oklahoma City, OK 73134

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (405) 896-8050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	ROAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On December 4, 2019, Roan Resources, Inc. (“Roan” or the “Company”) held a Special Meeting for Roan stockholders to vote on three proposals, pursuant to the Agreement and Plan of Merger, dated as of October 1, 2019 (the “Merger Agreement”) by and among Citizen Energy Operating, LLC (“Citizen”), Citizen Energy Pressburg Inc., a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of Citizen and Roan. Pursuant to the Merger Agreement, Merger Sub will merge with and into Roan, with Roan continuing as the surviving corporation in the Merger. As a result of the Merger, Roan will become a wholly-owned subsidiary of Citizen.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 4, 2019, at a Special Meeting, Roan stockholders voted on three proposals that are described in detail in Roan’s definitive proxy statement (as filed with the Securities and Exchange Commission on November 4, 2019). The final voting results are disclosed below.

1.	Merger Proposal. The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Merger Proposal presented at the Special Meeting was:

Votes For	Votes Against	Abstentions
136,875,069	540,446	21,567

2.

Non-Binding, Advisory Compensation Proposal. The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Non-Binding, Advisory Compensation Proposal presented at the Special Meeting was:

Votes For	Votes Against	Abstentions
132,996,718	4,276,616	163,748

3.

Adjournment Proposal. The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Adjournment Proposal presented at the Special Meeting was:

Votes For	Votes Against	Abstentions
135,946,864	1,454,754	35,464

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROAN RESOURCES, INC.

Dated: December 4, 2019	By:	/s/ David Edwards
	Name:	David Edwards
	Title:	Chief Financial Officer